                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 19, 2001
                                 Date of Report
                        (Date of earliest event reported)



                          HCC INSURANCE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-20766                76-0336636
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                             13403 Northwest Freeway
                            Houston, Texas 77040-6094
          (Address of principal executive offices, including zip code)


                                 (713) 690-7300
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On July 25, 2001, the Securities and Exchange Commission ("SEC") declared effective the Registration Statement previously filed by HCC Insurance Holdings, Inc. (the "Company") on Form S-3, File No. 333-58350 (the prospectus of which, pursuant to Rule 429 of the Securities Act of 1933, as amended, also relates to $138,885,000 of unsold securities under the Company's registration Statement on Form S-3, File No. 333-46432) (the "Registration Statement"). The Registration Statement offered, pursuant to Rule 415 under the Securities Act of 1933, as amended, up to an aggregate of $600,000,000 in securities of the Company. The Registration Statement and the definitive prospectus contained therein are collectively referred to herein as the "Prospectus."

         On August 20, 2001, the Company filed with the SEC a prospectus supplement (the "Prospectus Supplement"). The Prospectus Supplement relates to the issuance and sale in an underwritten public offering of $150,000,000 aggregate principal amount of the Company's 2.00% Convertible Notes Due 2021 ("Notes") and up to an additional $22,500,000 of Notes if the underwriters exercise their over-allotment option in full. On August 22, 2001, the underwriters exercised such over-allotment in full. In connection with the filing of the Prospectus Supplement with the SEC, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

         On August 19 and 20, 2001, the Company issued press releases relating to the offering of the Notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)    EXHIBITS.

 EXHIBIT
 NUMBER                          TITLE OF DOCUMENT
 -------                         -----------------
   1.1 Underwriting Agreement, dated August 20, 2001 by and between the Company and Banc of America Securities LLC and Salomon Smith Barney Inc. as representatives of the several underwriters on Schedule A thereto, with respect to the issuance and sale of $150,000,000 aggregate principal amount of the Company's 2% Convertible Notes Due 2021 ("Notes") and up to an additional $22,500,000 of Notes if the underwriters exercise their over-allotment option.

   4.1            Indenture dated August 23, 2001, relating to the Notes.

   4.2 First Supplemental Indenture dated August 23, 2001, relating to the Notes.

   5.             Opinion of Haynes and Boone, LLP

  23. Consent of Haynes and Boone, LLP (included in Exhibit 5 filed herewith)

  99.1            Press Release dated August 19, 2001.

  99.2            Press Release dated August 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HCC INSURANCE HOLDINGS, INC.


                                       By: /s/ EDWARD H. ELLIS
                                          --------------------------------------
Dated:  August 23, 2001                   Edward H. Ellis
                                          Senior Vice President

                                  EXHIBIT INDEX
 EXHIBIT
 NUMBER                          TITLE OF DOCUMENT
 -------                         -----------------
   1.1 Underwriting Agreement, dated August 20, 2001 by and between the Company and Banc of America Securities LLC and Salomon Smith Barney Inc. as representatives of the several underwriters on Schedule A thereto, with respect to the issuance and sale of $150,000,000 aggregate principal amount of the Company's 2% Convertible Notes Due 2021 ("Notes") and up to an additional $22,500,000 of Notes if the underwriters exercise their over-allotment option.

   4.1            Indenture dated August 23, 2001, relating to the Notes.

   4.2 First Supplemental Indenture dated August 23, 2001, relating to the Notes.

   5.             Opinion of Haynes and Boone, LLP

  23. Consent of Haynes and Boone, LLP (included in Exhibit 5 filed herewith)

  99.1            Press Release dated August 19, 2001.

  99.2            Press Release dated August 20, 2001.